As filed with the U.S. Securities and Exchange Commission on March 8, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

UTC North American Fund, Inc.
 (Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Third Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2017

Date of reporting period:  December 31, 2017

Item 1. Reports to Stockholders.

UTC North American Fund, Inc.
Letter to Shareholders
For the Year Ended December 31, 2017

Dear Shareholders:

The UTC North American Fund, Inc. (“NAF” or the “Fund”) produced a total return of 7.17 percent for the year ended December 31st 2017, inclusive of distributions paid. Global equity markets rallied in 2017, evidenced by a 24.32 percent return on the MSCI All Country World Index and a 21.83 percent return on the U.S. S&P 500 Index on a total return basis. The Fund’s overall performance in 2017 was driven by its equity exposures to the Financials, Consumer Staples and Health Care sectors. The Fund has maintained its strategic asset allocation of 80 percent in equity securities and 19 percent in fixed income instruments.

In its January 2018 World Economic Outlook Report, the International Monetary Fund (IMF) reported global growth for 2017 was stronger than anticipated at 3.7 percent. The global growth forecast for 2018 was also revised upwards to 3.9 percent from 3.7 percent per the IMF’s October 2017 report.

Notwithstanding the noise in the political domain, extreme weather-related events and geopolitical tensions in the Middle East and Asian Peninsula, the U.S. economy continued to strengthen in 2017, posting 3.2 percent growth in the third quarter of 2017, its fastest pace in over two years.  Overall, the IMF estimates economic growth in 2017 for the U.S. of 2.3 percent.

Consistent with market expectations, the U.S. Federal Reserve (Fed) hiked interest rates in December 2017, raising the Fed Funds Rate by 25 basis points, against the backdrop of generally improved macro-economic fundamentals and favourable labour market conditions.  The Fed also signaled the possibility of at least three interest rate hikes in 2018. U.S. unemployment rate has remained to be low at 4.1 percent at the end of November 2017, which is marginally above the globally accepted 4 percent full employment level.  The U.S. Dollar weakened against other major trading currencies in 2017 as the Bloomberg Dollar Spot Index declined by 8.52 percent.  On December 20th 2017, the U.S. Congress passed the most extensive rewrite of the U.S. tax code in more than 30 years.  The measures would provide a deep, permanent tax cut for corporations and shorter-term relief for individuals with positive spill-over effects on the rest of the economy through 2020.  U.S. economic growth is accordingly forecasted to accelerate further to 2.7 percent in 2018, with favourable spillover effects on its key trading partners, Canada and Mexico.

Growth in the United Kingdom is estimated to have decelerated to 1.7 percent in 2017 – its lowest level in five years - compared to 1.9 percent in 2016. The British Pound appreciated by roughly 4 percent in 2017, fueling increased inflationary pressures. Despite weak consumer spending, the Bank of England raised its policy interest rate for the first time since 2008 in November 2017, and may likely undertake another rate hike by mid-2018.

There was an unexpected uptick in economic growth in the majority of euro area economies in 2017. At 1.5 percent, Eurozone inflation remains below the European Central Bank’s (ECB) target range.  Notwithstanding this, the ECB signaled the start of the unwinding of its asset purchases program beginning as early as January 2018, but indicated its intention to leave the policy interest rate unchanged. The unemployment rate in the Eurozone currently stands at 8.8 percent. Germany, Italy and the Netherlands are forecasted to experience stronger growth in 2018 as a result of greater domestic and external demand levels.  Growth in Spain, however, was revised downwards on account of mounting political uncertainties and their attendant impacts on confidence and demand.

The Chinese economy grew by an estimated 6.8 percent in 2017.  Growth is expected to moderate gradually in China, slowing to 6.6 percent in 2018, reflecting stronger external demand. The country’s policy mix is, however, expected to remain expansionary, driven mainly by heavy public investment as the Government aims to achieve growth targets by 2020.

In 2018, global growth is expected to continue to be asymmetric between the Advanced and Emerging Market Economies, with the former group expanding by 2.3 percent and the latter by 4.9 percent. Though broadly balanced over the short-term, the risks to the IMF’s global growth outlook remain skewed to the downside over the medium to long-term.  Potential downside threats relate to lower than expected inflation levels owing to weak internal demand, faster-than-expected monetary policy normalization, protectionist sentiments which may in turn negatively affect international trade, continued geopolitical discord particularly in the Middle East and between the U.S. and North Korea and extreme weather events. Over the short-term, global growth is therefore likely to continue on its current upward trajectory barring any material, unexpected shocks.

FUND PERFORMANCE

For the year 2017, the Fund generated a net price return of 6.55 percent compared to 6.40 percent one year ago. The total return to unitholders including distributions paid was 7.17 percent in 2017.

The 2017 return generated by the NAF was primarily attributable to its equity exposures to the Financials, Consumer Staples and Health Care Sectors including, Bank of America Corp., Procter & Gamble Co., Pfizer Inc. and MetLife Inc., which generated portfolio returns (as a percent) of 9.14, 8.02, 2.09 and 2.06 respectively, and accounted for 4.06, 2.26, 2.49 and 2.03, as a percent of Fund-size.   The Fund’s performance was, however, constrained by negative returns posted by some of its equity exposures to the Energy and Communications Sectors including Exxon Mobil Corp, ConocoPhillips and AT&T Inc. which produced returns (as a percent) of -11.32, -9.51, and -8.30 respectively and represented 2.30, 1.09, and 3.54 as a percent of Fund-size.

As at December 31 2017, the fixed-income component of the Fund comprised 44.83 percent Bond ETFs, 32.07 percent U.S. Government Securities, and 23.10 percent Corporate Securities.  The component returned an estimated 3.10 percent in 2017 compared to 0.04 percent in 2016 with positive returns generated by the Bond ETF and U.S. Government Securities sub-components; in contrast, the Corporate Securities sub-component yielded negative returns in 2017.

During 2017, Management marginally overweighted the strategic asset allocation of 80 percent equity closing the quarter at 81.17 percent and underweighted the fixed income allocation of 19 percent fixed-income by 2.34 percent, which resulted in a minor overweight to the 1 percent cash & cash equivalents allocation as cash was 2.17 percent.

Ms. Amoy Van Lowe President

UTC North American Fund, Inc. (the “Fund”) is distributed in the U.S. by UTC Financial Services USA, Inc. (the “Broker-Dealer”), a FINRA member firm. The Fund and the Broker-Dealer are affiliated through UTC Fund Services, Inc., the registered investment adviser to the Fund and the parent corporation to the Broker-Dealer.

Past performance does not guarantee future results.

The above discussion and analysis of the Fund reflects the opinions of the Fund’s investment adviser as of December 31, 2017, and are subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

This report is authorized for use when preceded or accompanied by a prospectus. Read it carefully before investing.

Fund holdings and sector allocations are subject to change and are not a recommendation to buy or sell any security. For a complete list of Fund holdings, please see the Schedule of Investments in this report.

MSCI All Country World Index - A market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world. The MSCI ACWI is maintained by Morgan Stanley Capital International, and is comprised of stocks from both developed and emerging markets.

S&P 500 Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Barclays U.S. Government/Credit Bond Index - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

One cannot invest directly in an index.

Gross Domestic Product (GDP) is the total value of goods produced and services provided in a country during one year.

A basis point is one hundredth of one percent (0.01%).

UTC North American Fund, Inc.
Investment Results
For the Year Ended December 31, 2017 (Unaudited)

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$22,599
(S&P 500 Index)
$20,948
(UTC North American Fund Blended Index)
$14,913
(Barclays U.S. Government/Credit Bond Index)
$12,168
(UTC North American Fund, Inc.)
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016
12/31/2017
UTC North American Fund, Inc.
S&P 500 Index
UTC North American Fund Blended Index
Barclays U.S. Government/Credit Bond Index

	Average Annual Rate of Return
	One Year Ended	5 Years Ended	10 Years Ended
	December 31, 2017	December 31, 2017	December 31, 2017
UTC North American Fund, Inc.	7.17%	7.14%	1.98%
S&P 500 Index	21.83%	15.79%	8.50%
UTC North American Fund Blended Index	16.48%	11.69%	7.17%
Barclays U.S. Government/Credit Bond Index	4.00%	2.13%	4.08%

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad U.S. economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

BARCLAYS U.S. GOVERNMENT/CREDIT BOND INDEX - The Barclays U.S. Government/Credit Bond Index tracks the performance of U.S. dollar-denominated, domestic, investment grade debt. The issues included in the index are obligations of the U.S. Government, its agencies or corporations. Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.

UTC NORTH AMERICAN FUND BLENDED INDEX - Represents an index which consists of a 70% / 30% weighting between the S&P 500 Index and the Barclays U.S. Capital Government/Credit Bond Index, respectively.

Past performance does not predict future performance and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

UTC North American Fund, Inc.
Additional Information on Fund Expenses December 31, 2017
(Unaudited)

For the Year Ended December 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs (the Fund does not impose a sales charge (load) on purchase payments, reinvested dividends, or other distributions); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) and service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/01/2017 – 12/31/2017).

Actual Expenses

The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the value of shares redeemed if you redeem your shares in the Fund within 30 days of purchase. To the extent the Fund invests in shares of other investment companies as a part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying fund in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles in the United States. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as, redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

For the Six Months Ended December 31, 2017	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expenses Paid During the Period 07/01/17 – 12/31/17*
Actual	$1,000.00	$1,030.40	$9.98
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.38	$9.91

* Expenses are equal to the Fund’s annualized expense ratio of 2.00% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

UTC North American Fund, Inc.
Asset Breakdown as of December 31, 2017
(as a % of investments)
(Unaudited)

Corporate Bonds, 3.9%
REITS, 1.0%
U.S. Treasury Bills, 0.1%
Asset Backed Securities, 0.0%
US Government Notes/Bonds, 5.5%
Exchange Traded Funds, 7.6%
Common Stocks, 81.9%

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2017

Shares		Value
	COMMON STOCKS - 80.2%
	Aerospace & Defense - 2.4%
6,557	Textron Inc.	$371,060
5,291	United Technologies Corp.	674,973
		1,046,033
	Air Freight & Logistics - 0.6%
1,127	FedEx Corp.	281,232

	Airlines - 1.0%
18,945	JetBlue Airways Corp. (a)	423,231

	Automobiles - 0.7%
8,135	Volkswagen AG - ADR	328,939

	Banks - 12.5%
60,796	Bank of America Corp.	1,794,698
19,949	Citizens Financial Group, Inc.	837,459
13,857	First Horizon National Corp.	277,001
8,107	JPMorgan Chase & Co.	866,963
29,015	Wells Fargo & Co.	1,760,340
		5,536,461
	Beverages - 0.7%
3,779	Molson Coors Brewing Co.	310,143

	Biotechnology - 2.4%
3,434	BioMarin Pharmaceutical Inc. (a)	306,210
2,709	Celgene Corp. (a)	282,711
1,796	Shire PLC - ADR	278,596
1,340	Vertex Pharmaceuticals, Inc. (a)	200,812
		1,068,329
	Capital Markets - 2.7%
11,673	Bank of New York Mellon Corp/The	628,708
5,681	Northern Trust Corp.	567,475
		1,196,183
	Chemicals - 2.3%
13,970	DowDuPont Inc.	994,943

	Communications Equipment - 1.9%
22,461	Cisco Systems, Inc.	860,256

	Consumer Finance - 1.5%
4,906	Discover Financial Services	377,370
23,904	SLM Corp. (a)	270,115
		647,485
	Diversified Telecommunication Services - 3.5%
40,257	AT&T Inc.	1,565,192

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2017
continued

	Electrical Equipment - 1.5%
4,639	Eaton Corp. PLC - (b)	366,527
2,105	Hubbell Inc.	284,891
		651,418
	Food & Staples Retailing - 0.4%
6,767	The Kroger Co.	185,754

	Food Products - 1.7%
10,093	Conagra Brands, Inc.	380,203
8,366	Mondelez International, Inc. - Class A	358,065
		738,268
	Health Care Equipment & Supplies - 3.3%
10,049	Medtronic, PLC - (b)	811,457
5,444	Zimmer Biomet Holdings, Inc.	656,927
		1,468,384
	Health Care Providers & Services - 0.9%
2,143	Aetna, Inc.	386,576

	Household Products - 2.3%
10,883	The Procter & Gamble Co.	999,930

	Insurance - 3.2%
8,440	American International Group, Inc.	502,855
17,755	MetLife, Inc.	897,693
		1,400,548
	Internet & Direct Marketing Retail - 1.4%
5,140	Expedia, Inc.	615,618

	Internet Software & Services - 1.7%
695	Alphabet, Inc. (a)	732,113

	Leisure Products - 0.8%
6,578	Brunswick Corp/DE	363,237

	Machinery - 1.5%
4,851	ITT, Inc.	258,898
4,774	Wabtec Corp/DE	388,747
		647,645
	Media - 2.3%
19,739	Comcast Corp.	790,547
4,320	DISH Network Corp. (a)	206,280
		996,827
	Metals & Mining - 1.5%
10,562	Nucor Corp.	671,532

	Multiline Retail - 1.3%
8,812	Target Corp.	574,983

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2017
continued

	Oil, Gas & Consumable Fuels - 8.9%
10,862	Anadarko Petroleum Corp.	582,638
11,297	BP p.l.c. - ADR	474,813
8,754	ConocoPhillips	480,507
6,719	Devon Energy Corp.	278,167
12,146	Exxon Mobil Corp.	1,015,891
4,618	Pioneer Natural Resources Co.	798,221
50,922	Southwestern Energy Co. (a)	284,145
		3,914,382
	Pharmaceuticals - 6.0%
2,555	Allergan plc - (b)	417,947
6,669	Bristol-Myers Squibb Co.	408,676
5,255	Johnson & Johnson	734,228
30,421	Pfizer, Inc.	1,101,849
		2,662,700
	Road & Rail - 0.8%
2,802	Union Pacific Corp.	375,748

	Semiconductors & Semiconductor Equipment - 1.3%
3,862	Intel Corp.	178,270
12,038	Marvell Technology Group Ltd. - (b)	258,456
2,461	QUALCOMM, Inc.	157,553
		594,279
	Software - 3.9%
5,487	Citrix Systems, Inc. (a)	482,856
7,496	Microsoft Corp.	641,208
13,011	Oracle Corp.	615,160
		1,739,224
	Specialty Retail - 2.3%
10,918	Lowe's Cos, Inc.	1,014,719

	Technology Hardware, Storage & Peripherals - 0.4%
1,030	Apple Inc.	174,307

	Tobacco - 0.6%
4,122	British American Tobacco PLC - ADR	276,133
	TOTAL COMMON STOCKS (Cost $31,781,779)	35,442,752

	REITS - 1.0%
	Equity Real Estate Investment Trusts (REITs) - 1.0%
2,370	AvalonBay Communities, Inc.	422,832
	TOTAL REITS (Cost $440,127)	422,832

	EXCHANGE TRADED FUNDS - 7.5%
	Investment Companies - 7.5%
14,300	iShares Government/Credit Bond ETF	1,629,342
7,300	iShares iBoxx $ Investment Grade Corporate Bond ETF	887,388

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2017
continued

7,000	iShares U.S. Credit Bond ETF	784,210
	TOTAL EXCHANGE TRADED FUNDS (Cost $3,304,491)	3,300,940

Principal
Amount		Value
	ASSET BACKED SECURITIES - 0.0%
	Continental Airlines 2000-2 Class A-1 Pass Through Trust
$10,166	7.707%, 10/02/2022 (Acquired 07/19/2005, Cost $10,172) (c)(d)	$11,145
	TOTAL ASSET BACKED SECURITIES (Cost $10,172)	11,145

	CORPORATE BONDS - 3.8%
	Banks - 0.9%
	Bank of America Corp.
200,000	2.600%, 01/15/2019	200,715
	JPMorgan Chase & Co.
200,000	3.900%, 07/15/2025	209,868
		410,583
	Beverages - 0.5%
	Anheuser-Busch InBev SA/NV
200,000	3.650%, 02/01/2026	206,746
	Biotechnology - 0.4%
	AbbVie Inc.
200,000	2.500%, 05/14/2020	200,727
	Diversified Telecommunication Services - 0.9%
	AT&T Inc.
200,000	3.400%, 05/15/2025	196,947
	Verizon Communications Inc.
200,000	4.400%, 11/01/2034	204,401
		401,348
	Food & Staples Retailing - 0.5%
	Wal-Mart Stores, Inc.
200,000	3.250%, 10/25/2020	206,133
	Media - 0.6%
	Comcast Cable Communications Holdings, Inc.
200,000	9.455%, 11/15/2022	261,476
	Transportation - 0.0%
	The Burlington Northern and Santa Fe Railway Co. 2002-1 Pass Through Trust
2,527	5.943%, 01/15/2022	2,610
	TOTAL CORPORATE BONDS (Cost $1,710,909)	1,689,623

	U.S. GOVERNMENT NOTES/BONDS - 5.4%
	United States Treasury Note/Bond
300,000	3.940%, 08/15/2018	304,342
300,000	1.375%, 02/28/2019	298,406
400,000	2.000%, 09/30/2020	400,609
300,000	3.625%, 02/15/2021	314,666

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Schedule of Investments
December 31, 2017
continued

300,000	1.750%, 09/30/2022	294,035
200,000	2.125%, 05/15/2025	196,984
300,000	3.875%, 08/15/2040	361,553
200,000	2.500%, 02/15/2045	190,711
	TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $2,419,528)	2,361,306

	SHORT TERM INVESTMENTS
	United States Treasury Bills - 0.1%
	United States Treasury Bill
15,000	1.449%, 06/14/2018	14,901
1,000	1.474%, 06/21/2018	993
8,000	1.492%, 06/28/2018	7,941
	TOTAL SHORT TERM INVESTMENTS (Cost $23,840)	23,835

	Total Investments (Cost $39,690,846) - 97.9%	43,252,433
	Other Assets in Excess of Liabilities - 2.1%	933,524
	TOTAL NET ASSETS - 100.0%	$44,185,957

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Security. The total value of the foreign issued securities is $1,854,387 (4.2% of net assets) at December 31, 2017.
(c)	Restricted Security. The total value of restricted securities is $11,145 (0.0% of net assets) at December 31, 2017.
(d)	Illiquid Security. The total value of illiquid securities is $11,145 (0.0% of net assets) at December 31, 2017.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Assets And Liabilities
December 31, 2017

ASSETS
Investments, at value (cost $39,690,846)	$43,252,433
Cash	1,042,871
Dividends receivable	23,191
Interest receivable	36,086
Other assets	4,245
TOTAL ASSETS	44,358,826

LIABILITIES
Payable to advisor (Notes 3 and 5)	15,696

Accrued distribution fees (Notes 4 and 5)	54,587
Accrued service fees (Notes 4 and 5)	27,344
Accrued administration expenses	11,355
Accrued accounting expenses	9,032
Accrued directors fees and expenses	2,501
Accrued board meeting fees	7,664
Accrued legal fees	9,980
Accrued audit fees	23,000
Accrued transfer agent expenses	4,715
Other accrued expenses	6,995
TOTAL LIABILITIES	172,869

NET ASSETS	$44,185,957

Net assets consist of:
Capital stock ($0.01 par value)	$40,595,804
Accumulated net realized gain on investments sold	28,566
Net unrealized appreciation on investments	3,561,587
NET ASSETS	$44,185,957

Shares issued and outstanding (8,000,000 shares authorized)	4,379,773
Net asset value, redemption price and offering price per share (1)	$10.09

(1) A redemption fee of 2.00% may be charged when shares are redeemed within 30 days of purchase. Redemption price will vary based upon the time the Fund is held. (See Note 1)

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statement of Operations
For The Year Ended December 31, 2017

INVESTMENT INCOME:
Interest income	$83,803
Dividend income (Net of foreign withholding tax of $3,194)	863,977
TOTAL INVESTMENT INCOME	947,780

EXPENSES
Distribution fees (Note 4 and 5)	213,902
Advisory fees (Notes 3 and 5)	181,951
Shareholder servicing and accounting costs	127,656
Service fees (Note 4 and 5)	106,951
Professional fees	96,736
Administration fees	64,000
Custody fees	23,418
Directors fees and expenses	10,002
Federal and state registration fees	2,998
Board meeting expense	2,145
Other expenses	24,915
TOTAL EXPENSES	854,674

NET INVESTMENT INCOME	93,106

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions	2,099,255
Change in unrealized appreciation on investments	790,334

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,889,589

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,982,695

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Statements of Changes In Net Assets

	Year Ended	Year Ended
	December 31, 2017	December 31, 2016

OPERATIONS:
Net investment income	$93,106	$123,081
Net realized gain/(loss) from security transactions	2,099,255	(1,843,536)
Change in unrealized appreciation on investments	790,334	4,737,598
Net increase in net assets from operations	2,982,695	3,017,143

FROM DISTRIBUTIONS
Net investment income	(220,055)	-
Net realized gain on investments	(40,606)	(540,060)
Net decrease in net assets resulting from distributions paid	(260,661)	(540,060)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	268,931	708,045
Reinvestment of distributions	185,158	494,102
Payments for shares redeemed	(622,012)	(301,981)
Net increase (decrease) in net assets resulting from capital share transactions	(167,923)	900,166

TOTAL INCREASE IN NET ASSETS	2,554,111	3,377,249

NET ASSETS
Beginning of year	41,631,846	38,254,597

End of year (Undistributed net investment income $- and $123,079, respectively)	$44,185,957	$41,631,846

CHANGE IN SHARES OUTSTANDING:
Shares sold	27,388	82,928
Reinvestment of distributions	18,260	52,121
Shares redeemed	(63,508)	(34,043)
Net Increase (Decrease)	(17,860)	101,006
Beginning shares	4,397,633	4,296,627
Ending shares	4,379,773	4,397,633

The accompanying notes are an integral part of these financial statements.

UTC North American Fund
Financial Highlights

	Year Ended December 31,
	2017	2016		2015		2014		2013

Per Share Data (for a share outstanding throughout the year):

Net asset value, beginning of year	$9.47	$8.90		$11.77		$10.84		$9.97

Income from investment operations:
Net investment income (loss) (1)	0.02	0.03		(0.02)		(0.03)		0.01
Net realized and unrealized gain (loss) on investments	0.66	0.66		(0.41)		1.19		1.45
Total from investment operations	0.68	0.69		(0.43)		1.16		1.46

Less distributions
From net investment income	(0.05)	-		-		(0.05)		(0.04)
From net realized gains	(0.01)	(0.12)		(2.44)		(0.18)		(0.55)
Total Distributions	(0.06)	(0.12)		(2.44)		(0.23)		(0.59)

Paid-in capital from redemption fees	-	-	(2)	-	(2)	-	(2)	-	(2)

Net asset value, end of year	$10.09	$9.47		$8.90		$11.77		$10.84

Total return	7.17%	7.80%		(3.71)%		10.65%		14.68%

Supplemental data and ratios:
Net assets, end of year (in thousands)	$44,186	$41,632		$38,255		$41,150		$35,350

Ratio of expenses to average net assets	2.00%	2.21%		2.31%		2.14%		2.25%

Ratio of net investment income/(loss) to average net assets	0.22%	0.33%		(0.15)%		(0.34)%		0.03%

Portfolio turnover rate	111.81%	120.25%		113.73%		4.79%		93.29%

(1) Net investment income (loss) per share is calculated using the ending balance of undistributed net investment income (loss) prior to consideration of adjustments for permanent book to tax differences.

(2) Less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

UTC North American Fund, Inc.
Notes to the Financial Statements
December 31, 2017

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UTC North American Fund, Inc. (the “Fund”) is organized as a Maryland corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. UTC Fund Services, Inc. (the “Adviser”), a wholly owned subsidiary of the Trinidad and Tobago Unit Trust Corporation (“TTUTC”), is the investment adviser to the Fund. The Fund is subject to expenses pursuant to service and distribution plans described in Note 4. The Fund charges a 2.00% redemption fee for redemptions of Fund shares held for less than 30 calendar days. The Fund’s investment objective is high current income and capital appreciation. The Fund is an investment company and accordingly follows the Investment Company Accounting and Reporting Guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)     Investment Valuation – Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange are valued at the last sales price on the exchange where primarily traded.  Exchange-traded securities for which there is no NOCP or last quoted sales price are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days, or for which amortized cost is not deemed to reflect fair value, may be priced by independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuers’ expense either upon demand by the Fund or in connection with another registered offering of the securities. Corporate bond investments in restricted securities are valued utilizing the Fund’s corporate bond valuation policies.

Summary of Fair Value Measurement at December 31, 2017

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that a fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

Level 3 -- Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Adviser, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The investments whose values are based on quoted market prices in an active market, and are therefore classified within Level 1, include active listed domestic equities, including listed real estate investment trusts (REITs) and exchange traded funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include asset-backed securities, investment grade corporate bonds, U.S. government and sovereign obligations, government agency securities, certain mortgage products, and restricted securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Adviser. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following is a summary of the inputs used to value the Fund’s portfolio as of December 31, 2017:

	Level 1	Level 2	Level 3	Total
Asset Backed Security	$-	$11,145	$-	$11,145
Common Stocks	35,442,752	-	-	35,442,752
Corporate Bonds	-	1,689,623	-	1,689,623
Exchange Traded Funds	3,300,940	-	-	3,300,940
REITS	422,832	-	-	422,832
U.S. Government Notes/Bonds	-	2,361,306	-	2,361,306
Short Term Investments	-	23,835	-	23,835
Total*	39,166,524	4,085,909	-	43,252,433

*Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017, for the Fund. Transfers between levels are recognized as of the end of the year in which the transfer occurs.

The Fund does not maintain any positions in derivative instruments, and did not engage in derivative activities during the year ended December 31, 2017.

b)    Federal Income Taxes – The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income and excise taxes. Therefore, no federal income tax provision has been provided.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as interest or other expense in the statement of operations. Therefore, no federal income tax provision is required. As of and during the year ended December 31, 2017, the Fund did not have any tax positions that did not meet the “more-likely- than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended December 31, 2017, the Fund did not incur any interest or penalties.

c)    Distributions to Shareholders – Dividends from net investment income, if any, and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. See Note 2 for current year reclassifications.

d)    Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

e)    Foreign Investment Risk - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

f)    Foreign Currency Translations - The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes the Fund does isolate, and treat as ordinary income, the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade date and settlement date differences.

g)    Other – Investment and shareholder transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses from investment transactions are reported on the identified cost basis. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country tax rules and rates.

2.    INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2017, were as follows:

	Purchases	Sales
Other	$ 46,645,941	$ 47,629,059

As of December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$39,836,206

Gross unrealized appreciation	4,195,499
Gross unrealized depreciation	(779,272)
Net unrealized depreciation	3,416,227

Undistributed ordinary income	-
Undistributed long-term capital gain	173,926
Total distributable earnings	173,926

Other accumulated loss	-

Total accumulated loss	$3,590,153

The difference between book basis and tax basis unrealized and realized gains and losses is attributable primarily to the tax deferral of losses relating to wash sale transactions.

At December 31, 2017, the Fund had no accumulated capital loss carryforwards. During the year ended December 31, 2017, the Fund utilized $1,620,402 of the prior year capital loss carryforwards.

The tax character of distributions paid during the year ended December 31, 2017, and year ended December 31, 2016, was as follows:

Distributions paid from:	Year Ended December 31, 2017	Year Ended December 31, 2016
Ordinary income	$216,185	$2
Long-term capital gains	$44,476	$540,058

The Fund may periodically make reclassifications among certain of its capital accounts to reflect the tax character of permanent book/tax differences related to the components of the Fund’s net assets. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended December 31, 2017, accumulated undistributed net investment income was increased by $3,870 and accumulated net realized gain on investments sold was decreased by $3,870. The permanent differences primarily relate to distribution re-designations.

3.    INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with the Adviser. Under the Fund’s investment management agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays an annual investment advisory fee, equal to 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

The Fund is sub-advised by Goldman Sachs Asset Management, L.P. (GSAM) (the “Sub-Adviser”). Together with the Adviser, GSAM is responsible for implementing the Fund’s investment program, and is responsible for the day-to-day investment activity of the equity portion of the Fund. As compensation for the services to be rendered by the Sub-Adviser under the provisions of this Agreement, the Adviser will pay to the Sub-Adviser a fee each month in an amount to be determined from time to time by the Adviser and the Sub-Adviser. Such fee shall be calculated based on a percentage of the managed portion’s average daily net assets (at various breakpoints), with such percentage not to exceed 0.50%.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

4.    SERVICE AND DISTRIBUTION PLANS

The Fund pays service fees to TTUTC for personal service and/or maintenance of shareholder accounts. Service fees are calculated at 0.25% of the average daily net assets of the Fund.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares up to 0.50% per year of the average daily net assets of the Fund. The Fund has a distribution agreement with UTC Financial Services USA, Inc. (“UTCFS’’), an affiliate of the Fund, a registered broker-dealer and subsidiary of TTUTC, the Fund’s sponsor, for distribution of Fund shares in the United States of America. The Fund did not pay any brokerage commission fees to UTCFS during the year ended December 31, 2017. TTUTC is a qualified recipient under the distribution plan and was paid $213,902 during the year ended December 31, 2017.

5.    TRANSACTIONS WITH AFFILIATES

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities creates a presumption of control of the Fund. As of December 31, 2017, TTUTC owned of record 70.20% percent of the outstanding shares of the Fund. The investment activities of TTUTC could have a material effect on the outcome of proxy voting or the direction of management of the Fund and could be deemed to control the Fund.

For the year ended December 31, 2017, the Fund paid to its affiliates, $181,951, $213,902 and $106,951 for advisory, distribution fees and service fees, respectively.

For the year ended December 31, 2017, the Fund had payable to its affiliates, $15,696, $54,587 and $27,344 for advisory, distribution fees and service fees, respectively.

6.    GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

7.    SUBSEQUENT EVENTS

In preparing the financial statements, management has evaluated the events and transactions after December 31, 2017, through the date of issuance for potential recognition and disclosure and determined that there were no significant subsequent events that would require adjustment of the financial statements or additional disclosure.

UTC North American Fund, Inc.
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
UTC North American Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of UTC North American Fund, Inc. (the “Fund”) as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of December 31, 2017, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2012.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 22, 2018

UTC North American Fund, Inc.
Directors and Officers
(Unaudited)

The management and affairs for the Fund is supervised by the Board of Directors (“Directors”) under the laws of the UTC North American Fund, Inc. state of organization. The Directors and executive officers of the Fund who served during 2017 and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. The Fund’s Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling the Fund toll-free at calling 1-800-368-3322.

DIRECTORS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Non-Interested Persons
Ajata Mediratta Age: 52 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Senior Managing Director at Greylock Capital, a hedge fund, 2008 to present;	1	None
Lucille Mair Age: 74 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since December 2008	Partner, law firm of Mair and Company	1	None
Leon W. Thomas Age: 71 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Retired	1	None

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director
Dionne Hosten Age: 47 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Independent Director	Indefinite, until successor elected; Since January 2012	Vice President Global Talent Management at Ralph Lauren 2014 to present; Principal & Co-Founder of CEO Succession Practice at ghSMART 2012-2014; Director: Technology, Communications & Media (TCM), Marketing, Diversity and Executive Assessment Practices at Spencer Stuart, 2004 to 2014	1	None
Interested Persons
Douglas Camacho*‡ Age: 64 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Chairman, Interested Director	Indefinite, until successor elected; Since February 2016	President, Guardian Holdings Limited, Strategic Investments & Projects 2010 to 2015	1	Trinidad and Tobago Unit Trust Corporation since 2016
L. Dominic Rampersad*‡ Age: 51 42 Valley View Drive Valley View Maracas, St. Joseph, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; Since September 2014	President Phoenix Park Gas Processors Limited	1	Trinidad and Tobago Unit Trust Corporation since 2014; American Chamber of Commerce since 2015; St. Andrew’s Theological College since 2012
Ian Chinapoo*‡∫ Age: 43 c/o Trinidad and Tobago Unit Trust Corporation, 82 Independence Square, Port-of-Spain, Trinidad & Tobago, West Indies	Interested Director	Indefinite, until successor elected; September 2014	Executive Director, Trinidad & Tobago Unit Trust Corporation, 2013 to present; From 2011 to 2013: 1) Managing Director – Corporate Lending & Investment Banking (regional role) and member of CIBC FirstCaribbean’s regional Senior Executive Team; 2) Managing Director – FirstCaribbean International Bank Trinidad & Tobago Limited; 3) Member of CIBC Global Leadership Team; 4) Caribbean Business Lead for CIBC Wholesale Banking Group; 5) Regional Co-Lead for Corporate Credit Enhancement Project (Reduction of Bank’s Portfolio Risk)	1
Lofty Holdings Limited since 2007; Eastern Caribbean Gas Pipeline Co. Ltd. since 2013; Trinidad and Tobago Unit Trust Corporation & its Subsidiaries since 2013; Chairman, Golf Course Services Limited since 2013; The International School of Port of Spain since 2013; The Heroes Foundation since 2015; UTC (Cayman) SPC Ltd. since 2015; National Commercial Bank of Anguilla since 2016

OFFICERS:

Name, Address and Age	Position(s) Held With Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Last Five Years
Amoy Van Lowe*∫ Age: 49 c/o Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad & Tobago, West Indies	President and Chief Executive Officer, Treasurer, Secretary and Chief Financial Officer	Indefinite, until successor elected; Since December 2009, Indefinite, until successor elected; Since June 2013
Vice President Advisory Services, Trinidad and Tobago Unit Trust Corporation, 2013-Present

Officer in Charge Financial Advisory & Wealth Management, Trinidad and Tobago Unit Trust Corporation 2011 to 2013

President UTC Financial Services, USA, Inc., 2009 to Present

* This person is an “interested person” of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940.

‡ This person is a Director of Trinidad and Tobago Unit Trust Corporation.

∫ This person is an Officer of Trinidad and Tobago Unit Trust Corporation.

UTC North American Fund, Inc.

(Unaudited)

Availability of Proxy Voting Information: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve month period ended December 31 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800- 368-3322 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule: The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330.

Tax Designation: For the fiscal year ended December 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%. For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2017 was 100.00%. The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2017 was 5.86%. The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2017 was 0.00%.

UTC NORTH AMERICAN FUND, INC. PRIVACY POLICY

We collect the following nonpublic personal information about you:

▪ Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

▪ Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

UTC North American Fund, Inc.

DIRECTORS AND PRINCIPAL OFFICERS
Douglas Camacho, Director (Chairman)
L. Dominic Rampersad, Director
Ajata Mediratta, Director
Lucille Mair, Director
Dionne Hosten, Director
Leon W. Thomas, Director
Ian Chinapoo, Director
Amoy Van Lowe, President, Chief Executive Officer,
Interim Treasurer and Chief Compliance Officer

INVESTMENT ADVISER
UTC Fund Services, Inc.
c/o Trinidad and Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INVESTMENT SUB-ADVISER
Goldman Sachs Asset Management, L.P.
200 West Street,
New York, NY 10282

DISTRIBUTOR
UTC Financial Services USA, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Centre
82 Independence Square Port of Spain, Trinidad

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

ADMINISTRATOR, TRANSFER AGENT AND
FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Annual Report

December 31, 2017

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The Code of Ethics or amendment thereto, is incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2011.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the Registrant believes that the experience provided by each member of the audit committee together offers the Registrant adequate oversight for the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2017	FYE 12/31/2016
Audit Fees	$17,500	$17,500
Audit-Related Fees	$1,000	$1,000
Tax Fees	$4,500	$4,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2017	FYE 12/31/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2017	FYE 12/31/2016
Registrant	$4,500	$4,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	Code of ethics or amendment thereto, Incorporated by reference to the Registrant’s Form N-CSR filed March 4, 2011.

(2)	A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  UTC North American Fund, Inc.

By (Signature and Title)  /s/ Amoy Van Lowe
                                           Amoy Van Lowe, President and Treasurer

Date  March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Amoy Van Lowe
                                           Amoy Van Lowe, President and Treasurer

Date  March 7, 2018